Exhibit 10.4

AMENDMENT NO. 13 dated as of July 27, 2007 (this “Amendment”) to the Credit, Security, Guaranty and Pledge Agreement dated as of August 31, 2001 as amended by Amendments 1 through 12 thereto, dated as of December 14, 2001, December 31, 2001, March 29, 2002, May 14, 2002, February 5, 2003, August 4, 2003, October 28, 2004, March 1, 2005, March 21, 2006, April 28, 2006, December 8, 2006 and March 2, 2007, among Crown Media Holdings, Inc. (the “Borrower”), the Guarantors named therein, the Lenders referred to therein and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent and as Issuing Bank for the Lenders (the “Agent”) (as the same may be further amended, supplemented or otherwise modified, the “Credit Agreement”).

INTRODUCTORY STATEMENT

WHEREAS, the Lenders have made available to the Borrower a credit facility pursuant to the terms of the Credit Agreement;

WHEREAS, as a result of a recent Internal Revenue Service determination, the Borrower desires to issue the “Hallmark Tax Note” (as defined in this Amendment) in favor of Hallmark Cards, and to grant liens in substantially all of its assets and in substantially all of the other Credit Parties’ assets in support of the Hallmark Tax Note and other intercompany Indebtedness from the Borrower to Hallmark Cards and its Affiliates;

WHEREAS, the Administrative Agent and the Required Lenders have agreed to make certain modifications to the Credit Agreement in order to accommodate the items described in the preceding recital.

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1.               Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

Section 2.               Amendments to Credit Agreement  Upon the Amendment Effective Date (as defined below):

(A)          Article 1 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

““Amendment No. 13” shall mean that certain Amendment No. 13 dated as of July 27, 2007 to this Credit Agreement.

“Hallmark Tax Note” shall mean that certain promissory note in favor of Hallmark Cards in the original principal amount of

$33,082.019 in consideration for its obligations of repayments to Hallmark Cards arising under that certain Tax Sharing Agreement dated March 11, 2003 as a result of the disallowance by the Internal Revenue Service of the use of certain of Borrower’s losses for the calendar years 2003 and 2004.”

(B)           Section 6.2 of the Credit Agreement is hereby amended by deleting the “and” appearing after clause (xv), inserting an “and” immediately prior to the end of clause (xvi) and inserting the following clause (xvii) immediately following clause (xvi):

“(xvii) From and after the Effective Date (as defined in Amendment No. 13), Liens granted by the Borrower and each other Credit Party in favor of Hallmark Cards or one of its Affiliates in substantially all of their assets in order to secure Borrower’s obligation to Hallmark Cards or one of its Affiliates under the Hallmark Tax Note and any other intercompany obligations owed by the Credit Parties to Hallmark Cards or one of its Affiliates.”

(C)           Section 12.1 of the Credit Agreement is hereby modified by deleting the “and” appearing at the end of clause (xii) thereof, replacing the period appearing at the end of clause (xiii) thereof with “, and” and inserting at the end thereof the following new clause (xiv):

“(xiv) to enter into an amendment and restatement of Hallmark Cards Subordination and Support Agreement in connection with Amendment No. 13 in the form attached as an exhibit to Amendment No. 13”

(D)          The Credit Agreement is hereby modified by deleting Exhibit K thereto and replacing it with the replacement Subordination and Support Agreement in the form attached to this Amendment as Exhibit 1.

Section 3.               Conditions to Effectiveness.  The effectiveness of this the Amendment is subject to the satisfaction in full of each of the conditions precedent set forth below (the date on which all such conditions have been satisfied being herein called the “Amendment Effective Date”):

(A)          the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent and each of the Lenders;

(B)           the representations and warranties in Section 4 hereof shall be true on the Amendment Effective Date as if made on such date;

(C)           all legal matters incident to this Amendment and the issuance of the Hallmark Tax Note shall be satisfactory to Morgan, Lewis & Bockius, counsel for the Agent;

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(D)          The Agent shall have received a fully-executed original of the replacement Subordination and Support Agreement in the form of Exhibit 1 to this Amendment;

Section 4.               Representations and Warranties of the Credit Parties.  Each Credit Party represents and warrants that:

(A)          after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

(B)           after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

Section 5.               Further Assurances.  At any time and from time to time, upon the Agent’s request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent.

Section 6.               Fundamental Documents.  This Amendment is designated a Fundamental Document by the Agent.

Section 7.               Full Force and Effect.  Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof.  As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”,  “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

Section 8.               APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 9.               Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

Section 10.             Expenses.  The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

Section 11.             Headings.  The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

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IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

[Signature Pages Follow]

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BORROWER:

CROWN MEDIA HOLDINGS, INC.

By	/s/ Charles L. Stanford
Name: Charles L. Stanford
Title: Executive Vice President

GUARANTORS:
CM INTERMEDIARY, LLC
CROWN MEDIA UNITED STATES, LLC
CITI TEEVEE, LLC
DOONE CITY PICTURES, LLC

By	/s/ Charles L. Stanford
Name: Charles L. Stanford
Title: Vice President

LENDERS:
JPMORGAN CHASE BANK, N.A., individually and as Agent and Issuing Bank

By
Name:
Title:

BANK OF AMERICA, N. A.

By
Name:
Title:

CITICORP USA, INC.

By
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH

By
Name:
Title:

By
Name:
Title:

ROYAL BANK OF CANADA

By
Name:
Title:

ABN AMRO BANK N.V.

By
Name:
Title:

By
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as an Exiting Lender

By
Name:
Title:

By
Name:
Title: